U.S. Defense ETF Trading Symbol: DUTY Listed on NYSE Arca, Inc. Summary Prospectus April 7, 2026 www.usdefenseetf.com

Before you invest, you may want to review the U.S. Defense ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 6, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.usdefenseetf.com. You can also get this information at no cost by calling at 1-888-824-4467 or by sending an e-mail request to info@aura-etfs.com.

Investment Objective

The U.S. Defense ETF seeks to track the performance, before fees and expenses, of the Solactive U.S. Defense Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Service (12b-1) Fees(2)	0.00%
Other Expenses(3)	0.00%
Total Annual Fund Operating Expenses	0.45%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”) has agreed to pay all expenses incurred by the Fund, except for its advisory fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	The Fund has adopted a Rule 12b-1 Plan; however, the plan is currently inactive, and no fees are being charged pursuant to it.
(3)	Based on estimated for the current fiscal year.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$46	$144

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund uses a passive management (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) designed to track the performance of equity securities of publicly traded U.S. companies selected based on their development, manufacture, or delivery of products and services that have, or are expected to have, significant exposure to defense-related industries. The equity securities in which the Fund may invest include common stocks, partnership interests, business trust shares and other equity investments or ownership interests in business enterprises.

The Index is based on a proprietary methodology created by Aura ETFs Inc. (“Aura”), which is a financial sponsor of the Fund. The Index follows a non-discretionary, rules-based methodology to determine the universe of potential Index components. The Index is owned, calculated, administered, and published by Solactive AG (the “Index Provider”).

Solactive U.S. Defense Index

The Index’s initial investible universe consists of equity securities listed on U.S. securities exchanges (the “Universe”). The Index includes equity securities of companies that generate at least 50% of their revenues from one or more of the following four defense categories (each, a “Defense Company” and collectively, “Defense Companies”):

●	Defense Systems & Military Platforms;
●	Defense Technology;
●	Defense Logistics, Simulation & Mission Support; and
●	Cybersecurity & Digital Defense Infrastructure.

The Index Provider utilizes ARTIS® (Algorithmic Theme Identification System), its proprietary in-house natural language processing (“NLP”) system to identify companies that provide products and/or services in the thematic categories described above.

ARTIS uses key word searches to review large volumes of publicly available data, including company annual reports, published business descriptions, and financial news reports, which the Index Provider believes will identify companies that provide products and services in one of the foregoing thematic categories. ARTIS then ranks the companies based on their relevance within a defense category. ARTIS ranks the companies within each category based on the number and relevance of key word “hits” in the company’s data. During that process, ARTIS weights information depending on the sources’ expected reliability. For example, information included in a company’s financial reports is weighted more heavily than information contained in a financial news article. The ARTIS tool is used to identify the most significant contributors to each thematic category above for inclusion in the Index. ARTIS’s natural language processing may identify companies that are significant contributors to one or more defense categories but that also offer a broad range of products and services and therefore may not be classified as operating in a specific defense industry. However, a company is eligible for inclusion in the Index only if it generates at least 50% of its revenues from one of the defense categories described below.

To be included in the Index, a company must have a market capitalization of at least US$100 million and a minimum average daily trading volume of at least $1 million over both the one month and six-month periods prior to and including the selection day. Additionally, each company must be classified in one of the following FactSet industries: computer communications, data processing services, internet software/services, information technology services, aerospace & defense, and packaged software. This requirement ensures that the Fund’s portfolio is limited to companies operating in technology- and defense-related industries that are most directly involved in developing, supporting, or enabling modern defense capabilities, including digital, cyber, and aerospace systems.

Defense Categories:

●	Defense Systems & Military Platforms: This segment covers companies that manufacture core physical defense systems, including firearms, munitions, and advanced weaponry, as well as military aircraft, helicopters, armored vehicles, naval vessels, and unmanned platforms. It also includes missile developers, missile-defense systems, and space-related defense technologies such as military satellites, launch systems, and strategic deterrence platforms.

●	Defense Technology: This segment includes companies developing advanced sensors, radar and optical systems, electronic warfare equipment, and the digital infrastructure that enables modern defense operations. It also covers C4ISR technologies such as mission communications, battlefield management, geospatial intelligence, and data-fusion platforms as well as autonomous and AI-enabled defense systems across air, land, sea, and space.

●	Defense Logistics, Simulation & Mission Support: This segment focuses on companies providing engineering services, training and simulation tools, and maintenance and lifecycle support for defense equipment. It also includes providers of logistics solutions, military supply-chain management, and operational readiness services that ensure defense systems remain deployable and mission-ready.

●	Cybersecurity & Digital Defense Infrastructure: This segment includes companies delivering cybersecurity solutions tailored to defense and national security needs, such as network defense, encryption, identity management, threat intelligence, and incident response. It also covers AI-driven cyber defense, secure tactical communications, cloud security, and cyber-physical protection for critical defense systems and infrastructure.

Rebalancing Review and Index Weighting

The Index is rebalanced and reconstituted semi-annually generally on the last business day of each of May and November based on data as of twenty business days prior to the date of such rebalance and reconstitution.

At each rebalancing, the Index Provider will perform a final business operation check based on manual research. The Index Provider reviews each of the companies selected during all the previous NLP methodology steps, and checks if there are any false positives (in which case these companies would not be selected for inclusion in the Index). This review is intended to ensure that companies selected for the Index are significant contributors to one of the four defense categories identified above. This process involves reading through the business description provided by third-party data providers, plus other checks based on publicly available information (e.g., annual reports), where necessary. It is anticipated that this final check will have only minimal impact on the final selections, if any at all.

On each selection day, each Index component is first assigned a weight based on its free float market capitalization. These initial weights are then adjusted to comply with specified limits. No single security may have a weight greater than 8%. Securities classified as digital security software companies may not exceed an individual weight of 3% and, in the aggregate, may not represent more than 25% of the Index. Furthermore, the combined weight of all securities that each have a weight greater than 5% may not exceed 40% of the Index, and all other securities are limited to a maximum weight of 4.5%. If the initial free float market capitalization-based weights breach any of these limits, the weights are adjusted and redistributed on a pro rata, iterative basis until all constraints are satisfied.

Subject to a “buffer rule” aimed at limiting Index turnover, securities ranked within the top 50 are included in the Index. Please see the section in the prospectus titled “Additional Information About the Fund” for more details on the buffer rule.

The Fund’s Investment Strategy

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in Defense Companies, as defined above.

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund. For example, representative sampling may be used when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index.

The Fund’s investments may include micro-, small-, medium- and large-capitalization companies.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its investment objective. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Defense Industry Investing Risks. The Fund may invest in companies operating across a broad range of defense and national-security–related industries, including (i) Defense Systems & Military Platforms; (ii) Defense Technology; (iii) Defense Logistics, Simulation & Mission Support; and (iv) Cybersecurity & Digital Defense Infrastructure. Companies in these sectors may be significantly affected by changes in government defense spending, shifts in national-security priorities, procurement cycles, budgetary constraints, and the modification, delay, or termination of government contracts. These industries are also sensitive to geopolitical developments, including rising global tensions, military conflicts, export controls, sanctions, and limitations on the sale or transfer of sensitive or classified technologies. In addition, companies operating in these segments may face substantial operational, technological, and regulatory risks. Cybersecurity and digital defense firms may experience rapid technological change, intense competition, exposure to security breaches, and reputational harm following cyber incidents. Defense systems, aerospace, and defense-technology companies may incur high research and development costs, experience long production and testing cycles, face supply-chain disruptions, or be subject to rigorous national-security and export-control regulations. Companies developing autonomous, unmanned, or AI-enabled defense platforms may be affected by heightened regulatory scrutiny, evolving ethical and safety standards, and uncertain adoption rates by defense and government customers. These industries may also be influenced by political developments, changes in international alliances, and fluctuations in global defense budgets. As a result, companies in these sectors may exhibit greater volatility and may be more susceptible to adverse economic, regulatory, or geopolitical events than the broader equity market.

Sector and Industry Risk. To the extent the Index concentrates in the securities of a particular sector or industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The concentration of the Fund’s portfolio on a specific sector, industry or industry group may present more risks than if the portfolio were broadly diversified over numerous groups of industries. The Fund’s performance may be especially sensitive to developments that significantly affect those sectors and industries.

Index Risk. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted.

Natural Language Processing (NLP), including ARTIS® System Risk. The Index Provider uses ARTIS®, its proprietary in-house NLP system to assist in the development of the Fund’s Index. ARTIS® analyzes large volumes of textual data, such as company filings, reports and other public information, to identify companies relevant to the Fund’s investment theme. The Index Provider’s description of the investment theme is used by ARTIS® to screen and evaluate companies for potential inclusion in the Index. For ARTIS® to correctly identify companies that reflect the Index’s themes, the investment theme must be accurately and completely described. If the description of the theme is incorrect or incomplete, ARTIS® may identify companies that are not relevant to the Fund’s investment theme or fail to identify companies that are relevant. As a result, securities may be included in or excluded from the Index that would have been excluded or included had the description of the theme been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors. There is no guarantee that the Index will reflect the theme exposures intended. ARTIS® relies on the integrity of the underlying data; erroneous, incomplete or outdated data could adversely affect the system’s output.

Passive Investment Risk. The Fund is not actively managed and does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from other securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, fixed-income securities) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Market Capitalization Risk.

●	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

●	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in Index Components at all times or may hold securities not included in the Index.

Underlying Index Risk. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic defense categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the defense businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the defense categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate defense-related returns from other return sources.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.aura-etfs.com.

Management

Investment Adviser: Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Kimberly Chan, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Andy Hicks, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.aura-etfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.